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                              EXHIBIT 99.1


                             STOCKHOLDER'S AGREEMENT

         STOCKHOLDER'S AGREEMENT, dated as of February 19, 2003 (the "AGREEMENT"), between The Sports Authority, Inc., a Delaware corporation (the "COMPANY"), and the undersigned stockholder (the "STOCKHOLDER") of Gart Sports Company, a Delaware corporation ("PARENT").

                                    RECITALS

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, Parent and Gart Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB") are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides for, among other things and upon the terms and subject to the conditions set forth therein, (i) the merger of Merger Sub with and into the Company (the "MERGER") and (ii) the conversion of each share of common stock, par value $.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (other than certain specified shares) into the right to receive the Merger Consideration;

         WHEREAS, as of the date hereof, the Stockholder owns (beneficially (as determined herein pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) and of record) the number of shares of common stock, par value $.01 per share, of Parent, set forth opposite the Stockholder's name on the signature page hereto (all such shares so owned and which may hereafter be acquired by the Stockholder prior to the termination of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, but excluding any shares issuable pursuant to any option exercise unless and until such shares are actually issued, being referred to herein as the Stockholder's "SHARES");

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required that the Stockholder enters into this Agreement; and

         WHEREAS, in order to induce the Company to enter into the Merger Agreement, the Stockholder is willing to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements contained in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         Section 1.01 DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. References to the Merger Agreement herein mean the Merger Agreement as in effect on the date hereof, as such agreement may be amended or modified by




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any non-material amendment or modification and, for purposes of clarity, shall not mean or include any material amendment or modification to the Merger Agreement, whether such amendment or modification is made before or after the receipt of the Parent Stockholder Approval.

                                   ARTICLE II

                          TRANSFER AND VOTING OF SHARES
                     AND OTHER COVENANTS OF THE STOCKHOLDERS

         Section 2.01 VOTING OF SHARES. From the date hereof until the termination of this Agreement in accordance with Section 5.01 hereof (the "TERM"), at any annual, special or other meeting of the stockholders of Parent (or adjournment or postponement thereof) however called, and in any action by consent of the stockholders of Parent, the Stockholder shall vote (or cause to be voted) its Shares or execute and deliver a consent of the stockholders of Parent (i) in favor of the adoption and approval of the Parent charter amendment and the Parent share issuance contemplated by the Merger Agreement, and any other actions in furtherance thereof requiring a vote of the stockholders of Parent, (ii) against any Parent Acquisition Proposal or Parent Superior Proposal, (iii) except for transactions contemplated by the Merger Agreement, against any proposal, action, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Parent or Merger Sub under the Merger Agreement or which is reasonably likely to result in any of the conditions of Parent's or Merger Sub's obligations under the Merger Agreement not being fulfilled, (iv) except for transactions contemplated by the Merger Agreement, against any other action which could reasonably be expected to prevent, impede, interfere with or adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated and (v) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding anything to the contrary herein, (i) in the event that the vote of the Shares is required in order to effect an amendment of the Merger Agreement, the provisions of this Agreement, including this Section 2.01, shall not apply with respect to any Stockholder's vote of such Shares and (ii) the provisions of this Agreement, including this
Section 2.01, shall not apply at any time after the Board of Directors of Parent has, in accordance with the terms of the Merger Agreement, withdrawn its recommendation in favor of the adoption and approval of the Parent charter amendment and the Parent share issuance contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with the applicable procedures relating thereto. The Stockholder agrees that it shall not enter into any agreement with any Person during the Term of this Agreement the effect of which would be inconsistent with or violative of this Section 2.01.

         Section 2.02 NO INCONSISTENT ARRANGEMENTS. Except as contemplated by this Agreement and the Merger Agreement, the Stockholder shall not during the Term (i) transfer (which term shall include, without limitation, any sale, assignment, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of such Stockholder's Shares or any interest therein, or create or permit to exist any Encumbrance (as defined below) on such Shares, except in each such case to a party or parties that expressly consent to be bound by all of the terms of this Agreement, (ii) enter into any contract, option or other agreement or understanding with respect to, or consent to, any



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transfer of any or all of such Shares or any interest therein except with a party or parties that expressly consent to be bound by all of the terms of this Agreement, (iii) grant any proxy, power-of-attorney or other similar authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or any interest therein or (v) take any other action that would have the effect of materially interfering with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

         Section 2.03 IRREVOCABLE PROXY. The Stockholder hereby revokes any and all prior proxies or powers of attorney in respect of any of the Stockholder's Shares and constitutes and appoints the Company, or any nominee of the Company, with full power of substitution and resubstitution, at any time during the Term, as its proxy (its "PROXY"), for and in its name, place and stead, to vote each of its Shares as its Proxy, at every annual, special, adjourned or postponed meeting of the stockholders of Parent or to act by written consent in respect thereof, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to Parent and any matter referred to in
Section 2.01 above that Delaware law may permit or require. This proxy is given to secure the performance of the Stockholder's obligations under this Agreement. The Stockholder acknowledges that THIS PROXY (a) constitutes, among other things, an inducement for the Company to enter into the Merger Agreement, (b) IS COUPLED WITH AN INTEREST and (c) IS IRREVOCABLE AND SHALL NOT BE TERMINATED UPON THE OCCURRENCE OF ANY EVENT; PROVIDED, that this proxy shall terminate at the end of the Term. The Stockholder hereby ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof. The proxy granted herein by the Stockholder is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The Stockholder hereby agrees that it shall not, during the Term of this Agreement, appoint or grant any subsequent proxy (and if appointed or granted in violation hereof, any such proxy shall not be effective). The Stockholder shall promptly cause a copy of this Agreement to be deposited with Parent at its principal place of business. The Stockholder shall take such further action or execute such other instruments as may be reasonably requested to effectuate the intent of this Section 2.03.

         Section 2.04 STOCKHOLDER CAPACITY; FIDUCIARY DUTIES. No Stockholder executing this Agreement who is or becomes during the term hereof a director or officer of Parent or any subsidiary of Parent makes any agreement or understanding herein or is obligated hereunder in his or her capacity as such director or officer. The Stockholder signs solely in the Stockholder's capacity as the record holder and beneficial owner of the Stockholder's Shares. Nothing in this Agreement shall be construed to prohibit a Stockholder who is a member of the Board of Directors of Parent or any subsidiary of Parent or is an officer of Parent or any subsidiary of Parent from taking any action or inaction solely in such capacity or from taking any action or inaction with respect to any Parent Acquisition Proposal, Parent Superior Proposal or otherwise, as a member of, or at the direction of, the Board of Directors of Parent to the extent permitted by the Merger Agreement.

         Section 2.05 DISCLOSURE. The Stockholder hereby authorizes the Company to publish and disclose in the Joint Proxy Statement/Prospectus its identity and ownership of Shares and the nature of its commitments, arrangements and understandings under this Agreement.




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                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to the Company as follows:

         Section 3.01 DUE AUTHORIZATION, ETC. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, to appoint the Company as its Proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement, the appointment of the Company as the Stockholder's Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement, to appoint the Company as the Stockholder's Proxy or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

         Section 3.02 NO CONFLICTS; REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder and the consummation of the transactions contemplated by this Agreement will not, (i) in the case of a Stockholder that is not a natural person, conflict with or violate the Stockholder's organizational documents, (ii) conflict with or violate any Law applicable to the Stockholder or by which any of its properties or assets is bound or affected or (iii) result in any breach or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Stockholder (including, without limitation, the Stockholder's Shares) pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument, obligation or arrangement (whether written or oral) to which the Stockholder is a party or by which the Stockholder or any of its assets is bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, prevent or materially delay the performance by the Stockholder of its obligations under this Agreement.

         Section 3.03 TITLE TO SHARES. Except as set forth on the signature page hereof, the Stockholder is the sole record and beneficial owner of its Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind ("ENCUMBRANCES"), other than restrictions imposed by the securities laws or pursuant to this Agreement and the Merger Agreement. The Stockholder has the sole power to vote (or cause to be voted) all of the Shares.




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                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Stockholder as follows:

         Section 4.01 DUE ORGANIZATION, AUTHORIZATION, ETC. The Company has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of the Company and, assuming due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.01 TERMINATION. This Agreement shall automatically terminate and be of no further force and effect upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the written mutual consent of the Company and the Stockholder. In the event of the termination of this Agreement pursuant to this Section 5.01, this Agreement will become null and void and of no effect with no liability on the part of any party hereto and all proxies granted hereby will be automatically revoked; PROVIDED, HOWEVER, that no such termination will relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

         Section 5.02 FURTHER ASSURANCE. Subject to the terms and conditions of this Agreement, the Stockholder will take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as soon as practicable after the date hereof, including, without limitation, at the Company's reasonable request and without consideration, executing and delivering such additional documents and taking all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transaction contemplated by this Agreement.

         Section 5.03 CERTAIN EVENTS. The Stockholder agrees that this Agreement and the Stockholder's obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder's heirs, guardians, administrators, or successors.

         Section 5.04 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or are otherwise breached and that the Company shall be entitled to an injunction or injunctions to prevent



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breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in any court having personal and subject matter jurisdiction, in addition to any other remedy to which it is entitled at law or in equity.

         Section 5.05 NOTICE. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by overnight courier service to the respective parties at the following addresses, or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.05:

                  (a) If to the Company, to:

                                    The Sports Authority, Inc.
                                    3383 North State Road 7
                                    Fort Lauderdale, Florida  33319
                                    Attention:  General Counsel
                                    Facsimile:  954.714.1728

                           With a copy to:

                                    John S. Fletcher, Esq.
                                    Morgan, Lewis & Bockius LLP
                                    5300 Wachovia Financial Center
                                    200 South Biscayne Boulevard
                                    Miami, Florida  33131-2339
                                    Facsimile:  305.415.3001

                  (b) If to the Stockholder, at the address set forth below the Stockholder's name on the signature page hereof, with a copy to:

                                    Jennifer Bellah Maguire, Esq.
                                    Gibson, Dunn & Crutcher LLP
                                    333 S. Grand Avenue Suite 4800
                                    Los Angeles, CA 90071
                                    Facsimile:  (213) 229-7520

         Section 5.06 EXPENSES. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

         Section 5.07 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 5.08 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in



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any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

         Section 5.09 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof.

         Section 5.10 NO THIRD-PARTY BENEFICIARIES. Other than as specifically provided herein, nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

         Section 5.11 SUCCESSORS; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors. The Company may not assign either this Agreement or any of its rights, interests, or obligations hereunder other than in a manner contemplated by the Merger Agreement, and the Stockholder may not assign its obligations hereunder except pursuant to a transfer complying with Section 2.02 hereof.

         Section 5.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

         Section 5.13 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 5.14 WAIVER. Any party hereto may (a) extend the time for the performance of any of the covenants, obligations or other acts of any other party hereto or (b) waive any inaccuracy of any representations or warranties or compliance with any of the agreements, covenants or conditions of any other party. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights. The waiver of any such right with respect to particular facts, particular parties and other circumstances shall not be deemed a waiver with respect to any other facts, party and circumstances and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

         Section 5.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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                                             THE SPORTS AUTHORITY, INC.


                                             By /s/ MARTIN E. HANAKA
                                             ----------------------------------
                                             Name: Martin E. Hanaka
                                             Title: Chairman of the
                                                    Board



                                             STOCKHOLDER:

                                             GREEN EQUITY INVESTORS,
                                             L.P.

Number of Shares of Gart Sports              By: Leonard Green & Associates,
Company common stock owned:   3,113,200          L.P., its General Partner
                                             By: /s/ JONATHAN D. SOKOLOFF
                                             ----------------------------------
                                                 Jonathan D. Sokoloff, its
                                                 General Partner
Exceptions to Section 3.03:

The Stockholder is an investment limited partnership, and its activities are subject to the Amended and Restated
Agreement of Limited Partnership of Green
Equity Investors, L.P. dated as of
December 29, 1989, as amended. Such
agreement does not prohibit or restrict
the Stockholder from executing and
delivering this Agreement, performing its obligations under this Agreement or consummating the transactions contemplated by this Agreement.




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